Exhibit 99.2
Second-Quarter 2011 Earnings Jim Gallogly, Chief Executive Officer Kent Potter, Chief Financial Officer Sergey Vasnetsov, SVP - Strategic Planning and Transactions Doug Pike, VP - Investor Relations July 29, 2011

Information Related to Financial Measures We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, EBITDA means earnings before interest, taxes, depreciation and amortization, as adjusted for other items management does not believe are indicative of the Company's underlying results of operations, including but not limited to, impairment charges, reorganization items and the effect of mark-to-market accounting on our warrants, to the extent applicable. EBITDA also includes dividends from joint ventures. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity. See Table 9 of our accompanying earnings release for reconciliations of EBITDA to net income. While we also believe that net debt is a measure commonly used by investors, net debt, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, net debt means short-term debt plus current maturities of long-term debt plus long-term debt minus cash and cash equivalents and minus restricted cash.

Cautionary Statement The information in this presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. Actual outcomes and results may differ materially from what is expressed or forecast in such forward^looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ from forward-looking statements include, but are not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances; industry production capacities and operating rates; uncertainties associated with worldwide economies; legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries; operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; the ability to comply with the terms of our credit facilities and other financing arrangements; the ability to implement business strategies; and other factors affecting our business generally as set forth in the "Risk Factors" section of our Form 10-K for the year ended December 31, 2010, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission's website at www.sec.gov. This presentation contains time sensitive information that is accurate only as of the date hereof. Information contained in this presentation is unaudited and is subject to change. We undertake no obligation to update the information presented herein except as required by law.

Highlights 1Q09 2Q09 3Q09 4Q09 1Q10 May - June 2010 3Q10 4Q10 1Q11 2Q11 East 390 537 783 526 640 955 1230 762 1403 1553 EBITDA(2) May 2010 - June 2011 1) All EBITDA figures include joint venture dividends. 2) May-June 2010, 3Q10 and 4Q10 EBITDA figures exclude LCM inventory charges of $333 million, $32 million and $(323) million, respectively. Quarterly EBITDA increase of 11% from 1Q11

LyondellBasell Safety Performance Overall safety performance remains among the best in the industry

LyondellBasell Second-Quarter 2011 and Year-to- Date 2011 Segment EBITDA June 2011 YTD EBITDA June 2011 YTD EBITDA $2,955 million June 2011 YTD Operating Income $2,330 million 2Q11 EBITDA $1,553 million 2Q11 Operating Income $1,265 million Second-Quarter 2011 EBITDA

Cash Flow 1) Includes inventories, accounts payable and accounts receivable. 2) Includes capital and maintenance turnaround spending. 3) 2Q11 ending cash balance includes cash, cash equivalents and restricted cash. (2) Second Quarter 2011 Since Emergence (May 1, 2010) (2) (1) (1) (3) (3)

Working Capital and Liquidity Working Capital (1) Liquidity Snapshot at June 30, 2011 Liquidity: ~ $7.1 billion Net Debt: ~ $0.9 billion Cash: ~ $4.9 billion 1) Figures depicted represent end-of-quarter balances.

Joint Venture Valuation Joint Venture Statistics JV Financial Performance Annualized 1H '11 JV Valuations Annualized 1H '11 LTM LTM

Olefins & Polyolefins – Americas
Highlights and Business Drivers – 2Q11

EBITDA [(1)] Trend



USD, million
600
500
400
300
200
100
0
May - June 2010
3Q10
4Q10
1Q11
2Q11

Performance vs. 1Q11

	EBITDA	Margin	Volume
U.S. Olefins • Expanded ethylene margin • Channelview OP-2 turnaround • ~80% of ethylene from NGLs	↑	↑	↓
Polyethylene • Margin compression on higher ethylene price	↓	↓	↓
Polypropylene (includes *Catalloy*) • Volume recovery from Q1 levels	↑	↔	↑

Ethylene Chain Margins (per CMAI)



(cents/pound)
35
30
25
20
15
10
5
0
-5
2Q 10
1Q 11
2Q 11
Jul-11
Ethane Margin
Naphtha Margin
HDPE Margin
Ethylene/HDPE Chain

Polypropylene Margins (per CMAI)



(cents/pound)
6
4
2
0
2Q10
1Q11
2Q11
Jul-11
PP Margin

1) Lower of Cost or Market (LCM) charges of $171 million, $26 million and $(163) million are excluded from May-June 2010, 3Q10 and 4Q10 EBITDA figures, respectively.

lyondellbasell.com Second-Quarter 2011 Earnings lyondellbasell 10

Olefins & Polyolefins - Europe, Asia, International Highlights and Business Drivers - 2Q11 EU Olefins Ethylene plant and butadiene margin expansion Polyethylene Relatively unchanged Polypropylene (includes Catalloy) Relatively unchanged JV dividends Ethylene Chain Margins (per CMAI) EBITDA (1) Trend Performance vs. 1Q11 Polypropylene Margins (per CMAI) 1) LCM charges of $5 million, $5 million and $(10) million are excluded from May-June 2010, 3Q10 and 4Q10 EBITDA figures, respectively.

Intermediates & Derivatives Highlights and Business Drivers - 2Q11 1) LCM charges of $25 million and $(17) million are excluded for May-June 2010 and 4Q10, respectively. EBITDA (1) Propylene Oxide and Derivatives Lower volumes on end of seasonal aircraft deicer sales Intermediates Increased acetyls and styrene margins Spent silver catalyst sale Performance vs. 1Q11

Refining & Oxyfuels Highlights and Business Drivers - 2Q11 Houston Refinery Crude thruput: 263 MB/D Maya 2-1-1: $25.78 / bbl Margin expansion, advantaged crudes Berre Refinery Crude thruput: 85 MB/D Urals 4-1-2-1: $7.71 / bbl Oxyfuels Seasonal improvements Refining Spreads (per Platts) (2) EBITDA (1) Trend Performance vs. 1Q11 EU MTBE Raw Material Margins (per Platts) 1) LCM charges of $132 million, $1 million and $(133) million are excluded from May-June 2010, 3Q10 and 4Q10 EBITDA figures, respectively. 2) WTI and Light Louisiana Sweet (LLS) are the referenced light crudes in 2010 and 2011, respectively.

Technology Highlights and Business Drivers - 2Q11 Continued strong catalyst results Reduced licensing income, as anticipated Second-Quarter 2011 Results $42 million EBITDA Spherilene Technology

Second-Quarter Summary and Outlook Asian market improvement Upcoming industry maintenance turnarounds in Asia and U.S. July ethylene chain margins are below Q2 levels, but remain good Houston refinery operating with revamped FCCU and favorable industry spreads Near-term Outlook Margin increases over already strong first quarter U.S. and European olefins Houston refinery and oxyfuels Consistent financial performance across the quarter Channelview olefins plant turnaround completed 10 percent redemption of 8% Notes Majority independent Supervisory Board Dividend initiation Second-Quarter Summary

Looking Ahead Continued capacity creep and efficiency improvements - attention to detail and low-cost projects U.S. olefins feedstock optimization - continue to lighten the mix U.S. "brownfield" expansions Ethylene Polyethylene "Condo" cracker participation consideration Propylene oxide expansion Channelview, Texas